UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

GENERAL CANNABIS CORP.

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement

On August 18, 2017, General Cannabis Corp (“General Cannabis”) entered into an Asset Purchase Agreement (the “APA”) by and among General Cannabis and Mile High Protection Services LLC (“Mile High”), a Colorado limited liability company, whereby General Cannabis agreed to acquire Mile High’s tradename, workforce and customer contracts, amongst other assets.  The transactions under the APA closed on August 21, 2017.

Pursuant to the APA, General Cannabis delivered to Tim Moore (the “Seller”), the sole member of Mile High, 224,359 restricted shares of General Cannabis’ common stock.  The shares to be issued to the Seller will vest over a six month period.  The APA contains certain provisions that require the Seller to forfeit a portion of the common stock in the event that Seller violates its obligations under the APA.  The Seller also agreed to a three year non-compete agreement.

The foregoing description of the APA does not purport to be a complete description of the parties’ rights and obligations under the APA.  The foregoing description of the APA is qualified in its entirety by reference to Exhibit 2.1, filed as an exhibit to this Form 8-K.

Item 2.01

Completion of Acquisition

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities will be issued to the sole shareholder of the Seller in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.02

Unregistered Sale of Equity Securities

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities will be issued to the sole shareholder of the Seller in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

General Cannabis will file the financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(b)     Pro Forma Financial Information

General Cannabis will file the financial statements required by this Item not later than 71 days after the date on which this Form 8-K is required to be filed.

(d)     Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

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Exhibit No.	Description
2.1*	Asset Purchase Agreement dated August 18, 2017, between General Cannabis Corp and Mile High Protection Services LLC
99.1	Press Release dated August 21, 2017

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 24, 2017

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Asset Purchase Agreement dated August 18, 2017, between General Cannabis Corp and Mile High Protection Services LLC
99.1	Press Release dated August 21, 2017

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.